Exhibit 99.1

Five9 Reports First Quarter 2015 Results
Record Revenue of $30.3 Million, Up 25% Year-Over-Year
Continues Significant Bottom Line Improvement
Raises 2015 Guidance
SAN RAMON, CALIF. - May 12, 2015 - Five9, Inc. (NASDAQ:FIVN), a leading provider of cloud contact center software, today reported results for the first quarter ended March 31, 2015.
First Quarter Highlights

•	Revenue increased 25% year-over-year to a record $30.3 million

•	Adjusted gross margin improved by 540 basis points year-over-year

•	Adjusted EBITDA margin improved by over 1,600 basis points year-over-year
“We are delighted to report a great start to 2015 with results for the first quarter that exceeded our expectations across all metrics. Our 25% revenue growth was a blend of our fast growth enterprise business and our steady growth SMB business. We continued to improve gross margins and diligently manage expenses, resulting in further significant EBITDA margin improvement. Our results demonstrate our continued ability to drive solid top line growth while making significant progress on our path to profitability. We believe demand remains strong for our cloud-based software solution and as a result we are increasing our guidance for 2015.”
- Mike Burkland, President and CEO, Five9
First Quarter 2015 Financial Results

•	Total revenue for the first quarter of 2015 increased 25% to $30.3 million compared to $24.3 million for the first quarter of 2014.

•	Annual dollar-based retention rate for the period ended March 31, 2015 was 95%.

•	GAAP gross margin was 51.2% in the first quarter of 2015 compared to 45.8% for the same period in 2014.

•	Adjusted gross margin was 56.6% for the first quarter of 2015 compared to 51.1% for the same period in 2014.

•	Adjusted EBITDA for the first quarter of 2015 was a loss of $(3.2) million, or 10% of revenue, compared to a loss of $(6.5) million for the first quarter of 2014, or 27% of revenue.

•	GAAP net loss for the first quarter of 2015 was $(8.9) million, or $(0.18) per share, compared to a GAAP net loss of $(8.3) million, or $(1.48) per share, for the first quarter of 2014.

•	Non-GAAP net loss for the first quarter of 2015 was $(5.9) million, or $(0.12) per share, compared to a non-GAAP net loss of $(8.7) million, or $(1.55) per share, for the first quarter of 2014.
A reconciliation of the non-GAAP financial measures to their related GAAP financial measures is set forth in the tables attached to this release.

Business Outlook

•	For the second quarter of 2015, Five9 expects to report:

◦	Revenue in the range of $28.7 to $29.7 million

◦	GAAP net loss in the range of $(10.0) to $(11.0) million or $(0.20) to $(0.22) per share

◦	Non-GAAP net loss in the range of $(7.6) to $(8.6) million or $(0.15) to $(0.17) per share

•	For the full year 2015, Five9 expects to report:

◦	Revenue in the range of $120.0 to $124.0 million, up from the guidance range of $117.0 to $122.0 million that was previously provided on February 23, 2015

◦
GAAP net loss of $(34.7) to $(37.7) million or $(0.69) to $(0.75) per share, improved from the guidance range of $(37.1) to $(40.1) million or $(0.73) to $(0.79) per share, that was previously provided on February 23, 2015

◦
Non-GAAP net loss in the range of $(24.4) to $(27.4) million or $(0.49) to $(0.54) per share, improved from the guidance range of $(27.4) to $(30.4) million or $(0.54) to $(0.60) per share, that was previously provided on February 23, 2015

Conference Call Details
Five9 will discuss its first quarter 2015 results today, May 12, 2015, via teleconference at 4:30 p.m. Eastern Time. To access the call (ID 6965133), please dial: 888-455-2308 or 719-325-2462. An audio replay of the call will be available through May 26, 2015 by dialing 888-203-1112 or 719-457-0820 and entering access code 6965133. A copy of this press release will be furnished to the Securities and Exchange Commission on a Current Report on Form 8-K, and will be posted to our web site, prior to the conference call.
A webcast of the call will be available on the Investor Relations section of the Company’s website at http://investors.five9.com/.
Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.  Five9 considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events, as well as factors that do not directly affect what we consider to be our core operating performance. The company’s management uses these measures to (i) illustrate underlying trends in the company’s business that could otherwise be masked by the effect of income or expenses that are excluded from non-GAAP measures, and (ii) establish budgets and operational goals for managing the company’s business and evaluating its performance. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure attached to this release.
Forward Looking Statements
This news release contains certain forward-looking statements, including the Company’s expectations with respect to profitability, the Company’s demand expectations, the statements in the quote from our Chief Executive Officer, and the financial projections set forth under the caption “Business Outlook,” that are based on our current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. Risks that may cause these forward-looking statements to be inaccurate include, among others: (i) our quarterly and annual results may fluctuate significantly, may not fully reflect the underlying performance of our business and may result in decreases in the price of our common stock; (ii) we may be unable to attract new clients or sell additional services and functionality to our existing clients or could experience a reduction in seats or revenues from existing clients; (iii) our recent rapid growth may not be indicative of our future growth and we may fail to manage our growth effectively; (iv) the markets in which we participate are highly competitive and we may be unable to compete effectively; (v) we may be unable to manage our technical operations infrastructure, which could cause our existing clients to experience service outages, cause our new clients to experience delays in the deployment of our solution and subject us to, among other things, claims for credits or damages; (vi) a decline in our dollar-based retention rate could cause our revenues and gross margins to decrease and our net loss to increase and we may be required to spend more money to grow our client base to maintain our revenues; (vii) sales of our solutions to larger organizations may require longer sales and implementation cycles and we may be unable to offer the configuration and integration services or customized features and functions required by larger organizations, which could delay or prevent sales of our solution to them; (viii) downturns or upturns in new sales will not be immediately reflected in our operating results and may be difficult to discern; (ix) third-party telecommunications and internet service providers on which we rely may fail to provide our clients and their customers with reliable telecommunication services and connectivity to our cloud contact center software; (x) we may be unable to achieve or sustain profitability; (xi) we may be unable to secure additional financing on favorable terms, or at all, to meet our future capital needs; and (xii) the other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our most recent annual report on Form 10-K. Such forward looking statements speak only as of the date hereof and readers should not unduly rely on such statements. We undertake no obligation to update the information contained in this press release, including in any forward-looking statements.
About Five9
Five9 is a leading provider of cloud contact center software, bringing the power of the cloud to thousands of customers and facilitating more than three billion customer interactions annually. Since 2001, Five9 has led the cloud revolution in contact centers, delivering software to help organizations of every size transition from premise-based software to the cloud. With its extensive expertise, technology, and ecosystem of partners, Five9 delivers secure, reliable, scalable cloud contact center software to help businesses create exceptional customer experiences, increase agent productivity and deliver tangible results. For more information visit www.five9.com.

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands)

	March 31, 2015	December 31, 2014
ASSETS
Current assets:
Cash	$50,646	$58,289
Short-term investments	19,999	20,000
Accounts receivable, net	8,719	8,335
Prepaid expenses and other current assets	3,170	1,960
Total current assets	82,534	88,584
Property and equipment, net	12,426	12,571
Intangible assets, net	2,425	2,553
Goodwill	11,798	11,798
Other assets	863	1,428
Total assets	$110,046	$116,934

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,541	$4,179
Accrued and other current liabilities	8,107	7,318
Accrued federal fees	7,531	7,215
Sales tax liability	1,221	297
Notes payable	3,528	3,146
Capital leases	4,467	4,849
Deferred revenue	5,641	5,346
Total current liabilities	33,036	32,350
Revolving line of credit	12,500	12,500
Sales tax liability — less current portion	2,303	2,582
Notes payable — less current portion	21,698	22,778
Capital leases — less current portion	4,560	4,423
Other long-term liabilities	748	548
Total liabilities	74,845	75,181
Stockholders’ equity:
Common stock	50	49
Additional paid-in capital	172,637	170,286
Accumulated other comprehensive loss	(1)	—
Accumulated deficit	(137,485)	(128,582)
Total stockholders’ equity	35,201	41,753
Total liabilities and stockholders’ equity	$110,046	$116,934

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share data)

	Three Months Ended
	March 31, 2015	March 31, 2014
Revenue	$30,274	$24,274
Cost of revenue	14,778	13,148
Gross profit	15,496	11,126
Operating expenses:
Research and development	6,038	5,225
Sales and marketing	9,931	9,022
General and administrative	7,275	6,171
Total operating expenses	23,244	20,418
Loss from operations	(7,748)	(9,292)
Other income (expense), net:
Change in fair value of convertible preferred and common stock warrant liabilities	—	1,745
Interest expense	(1,139)	(778)
Interest income and other	2	32
Total other income (expense), net	(1,137)	999
Loss before provision for income taxes	(8,885)	(8,293)
Provision for income taxes	18	27
Net loss	$(8,903)	$(8,320)
Net loss per share:
Basic and diluted	$(0.18)	$(1.48)
Shares used in computing net loss per share:
Basic and diluted	49,433	5,608

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Three Months Ended
	March 31, 2015	March 31, 2014
Cash flows from operating activities:
Net loss	$(8,903)	$(8,320)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,775	1,592
Provision for doubtful accounts	113	20
Stock-based compensation	2,235	1,196
Loss on the disposal of property and equipment	10	—
Non-cash interest expense	84	51
Changes in fair value of convertible preferred and common stock warrant liabilities	—	(1,745)
Others	(1)	—
Changes in operating assets and liabilities:
Accounts receivable	(510)	344
Prepaid expenses and other current assets	(1,211)	(965)
Other assets	(94)	(65)
Accounts payable	(1,629)	(221)
Accrued and other current liabilities	1,123	875
Accrued federal fees and sales tax liability	960	523
Deferred revenue	286	582
Other liabilities	9	(47)
Net cash used in operating activities	(5,753)	(6,180)
Cash flows from investing activities:
Purchases of property and equipment	(198)	(71)
Decrease (increase) in restricted cash	660	(25)
Purchase of short-term investments	(20,000)	—
Proceeds from maturity of short-term investments	20,000	—
Net cash provided by (used in) investing activities	462	(96)
Cash flows from financing activities:
Payments for deferred offering costs	—	(805)
Proceeds from exercise of common stock options and warrants	116	556
Proceeds from notes payable	—	19,561
Repayments of notes payable	(781)	(264)
Payments of capital leases	(1,687)	(1,282)
Net cash provided by (used in) financing activities	(2,352)	17,766
Net increase (decrease) in cash and cash equivalents	(7,643)	11,490
Cash and cash equivalents:
Beginning of period	58,289	17,748
End of period	$50,646	$29,238

Reconciliation of GAAP Gross Profit to Adjusted Gross Profit
(Unaudited, in thousands, except percentages)

	Three Months Ended
	March 31, 2015	March 31, 2014

GAAP gross profit	$15,496	$11,126
GAAP gross margin	51.2%	45.8%
Non-GAAP adjustments:
Depreciation	1,351	1,114
Intangibles amortization	88	88
Stock-based compensation	188	87
Adjusted gross profit	$17,123	$12,415
Adjusted gross margin	56.6%	51.1%

Reconciliation of GAAP Net Loss to Adjusted EBITDA
(Unaudited, in thousands)

	Three Months Ended
	March 31, 2015	March 31, 2014

GAAP net loss	$(8,903)	$(8,320)
Non-GAAP adjustments:
Depreciation and amortization	1,775	1,592
Stock-based compensation	2,235	1,196
Interest expense	1,139	778
Interest income and other	(2)	(32)
Provision for income taxes	18	27
Change in fair value of convertible preferred and common stock warrant liabilities	—	(1,745)
Out of period adjustment for sales tax liability (G&A)	575	—
Adjusted EBITDA	$(3,163)	$(6,504)

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss
(Unaudited, in thousands, except per share data)

	Three Months Ended
	March 31, 2015	March 31, 2014

GAAP net loss	$(8,903)	$(8,320)
Non-GAAP adjustments:
Stock-based compensation	2,235	1,196
Intangibles amortization	128	128
Non-cash interest expense	84	51
Change in fair value of convertible preferred and common stock warrant liabilities	—	(1,745)
Out of period adjustment for sales tax liability (G&A)	575	—
Non-GAAP net loss	$(5,881)	$(8,690)
Non-GAAP net loss per share:
Basic and diluted	$(0.12)	$(1.55)
Shares used in computing non-GAAP net loss per share:
Basic and diluted	49,433	5,608

Summary of Stock-Based Compensation, Depreciation and Intangibles Amortization
(Unaudited, in thousands)

	Three Months Ended
	March 31, 2015			March 31, 2014
	Stock-Based Compensation	Depreciation	Intangibles Amortization	Stock-Based Compensation	Depreciation	Intangibles Amortization

Cost of revenue	$188	$1,351	$88	$87	$1,114	$88
Research and development	574	87	—	350	46	—
Sales and marketing	524	21	28	326	20	28
General and administrative	949	188	12	433	284	12
Total	$2,235	$1,647	$128	$1,196	$1,464	$128

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss – GUIDANCE
(Unaudited, in thousands, except per share data)

	Three Months Ending		Year Ending
	June 30, 2015		December 31, 2015
	Low	High	Low	High

GAAP net loss	$(9,997)	$(10,997)	$(34,745)	$(37,745)
Non-GAAP adjustments:
Stock-based compensation	2,183	2,183	8,910	8,910
Intangibles amortization	128	128	512	512
Non-cash interest expense	86	86	348	348
Out of period adjustment for sales tax liability (G&A)	—	—	575	575
Non-GAAP net loss	$(7,600)	$(8,600)	$(24,400)	$(27,400)

GAAP net loss per share, basic and diluted	$(0.20)	$(0.22)	$(0.69)	$(0.75)
Non-GAAP net loss per share, basic and diluted	$(0.15)	$(0.17)	$(0.49)	$(0.54)
Shares used in computing GAAP and non-GAAP net loss per share:
Basic and diluted	50,100	50,100	50,300	50,300

Investor Relations Contact:

Barry Zwarenstein
Chief Financial Officer
Five9, Inc.
925-201-2000 ext. 5959
IR@five9.com

Lisa Laukkanen
The Blueshirt Group for Five9, Inc.
415-217-4967
Lisa@blueshirtgroup.com

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